UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2014

MERCANTILE BANK CORPORATION
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-26719 (Commission File Number)	38-3360865 (IRS Employer Identification no.)

310 Leonard St., N.W. Grand Rapids, Michigan (Address of principal executive offices)	49504 (Zip Code)

Registrant's telephone number,
including area code:  (616) 406-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01     Completion of Acquisition or Disposition of Assets.

On June 1, 2014, Mercantile Bank Corporation ("Mercantile" or the "Company") completed the previously-announced merger contemplated by the Agreement and Plan of Merger dated August 14, 2013 (the "Merger Agreement") between the Company and Firstbank Corporation ("Firstbank"). Pursuant to the terms of the Merger Agreement, Firstbank has merged with and into the Company (the "Merger"), with the Company as the surviving corporation. Each outstanding share of the common stock of Firstbank has been converted into the right to receive 1.00 share of the Company's common stock.

Pursuant to the Merger Agreement, the Company will issue approximately 8,088,000 shares of Company common stock to holders of Firstbank common stock.

The Company’s common stock will continue to trade on the Nasdaq Stock Market under the symbol "MBWM." Following completion of the Merger, Firstbank common stock ceased trading on Nasdaq.

The foregoing description of the Merger Agreement and the Merger is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 15, 2013, and is incorporated herein by reference.

Item 3.03     Material Modification to Rights of Security Holders.

As previously disclosed in a Current Report on Form 8-K filed on December 12, 2013, the Company's shareholders approved an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 20 million to 40 million. This amendment took effect on June 1, 2014, at the effective time of the Merger.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

Kirk J. Agerson, Edward J. Clark, John F. Donnelly, Michael D. Faas, Doyle A. Hayes, Susan K. Jones, Timothy O. Schad and Robert B. Kaminski, Jr. each resigned from the Board of Directors of the Company, as of the effective time of the Merger, in order to reduce the number of continuing Mercantile directors to three, as provided in the Merger Agreement. There is no disagreement between the Company and any of the foregoing persons known to an executive officer of the Company on any matter relating to the Company's operations, policies or practices. All of these individuals continue to serve as directors of the Company’s subsidiary bank, Mercantile Bank of Michigan.

Pursuant to the Merger Agreement, Firstbank directors Thomas R. Sullivan, Edward B. Grant and Jeff A. Gardner were appointed to the Board of Directors of Mercantile as of the effective time of the Merger. The Mercantile Board of Directors determined that the size of the board will be six directors, effective as of the effective time of the Merger, as contemplated by the Merger Agreement.

Messrs. Grant and Gardner will each be entitled to receive compensation for their service as a director consistent with the compensation paid to other directors as described in Mercantile's proxy statement filed with the Securities and Exchange Commission on March 14, 2014. Mr. Sullivan will be entitled to receive compensation for his service as Chairman of the Board of Directors, as described under "Executive Officers" below.

The Board of Directors determined that as of the effective time of the Merger, the Company’s board committees will be as follows:

Audit Committee:	Edward Grant, Chairman David Cassard Jeff Gardner Calvin Murdock

Compensation Committee:	Calvin Murdock, Chairman Edward Grant David Cassard Jeff Gardner

Nominating and Corporate Governance Committee:	David Cassard, Chairman Jeff Gardner Edward Grant Calvin Murdock

Executive Officers

The Board of Directors appointed Thomas R. Sullivan to serve as Chairman of the Company's Board of Directors for a term of one year following the effective time of the Merger. Mr. Sullivan previously served as Firstbank's President and Chief Executive Officer. The Company and Mr. Sullivan entered into an Employment Agreement, which was filed as Exhibit 10.2 to the Company's Form 8-K filed on August 15, 2013. The employment agreement provides that the Board of Directors will nominate and vote for Mr. Sullivan’s re-election to the Board of Directors at any meeting of the Company's shareholders within three years of the effective date of Mr. Sullivan's employment agreement.

The Board of Directors has appointed Samuel G. Stone as its Executive Vice President – Corporate Finance and Strategic Planning effective as of June 1, 2014. Mr. Stone previously served as Firstbank’s Executive Vice President and Chief Financial Officer. The Company and Mr. Stone entered into an Employment Agreement, which was filed as Exhibit 10.3 to the Company's Form 8-K filed on August 15, 2013.

The Board of Directors also determined that the following individuals will serve as executive officers of the Company, as of the effective time of the Merger:

Michael H. Price	President and Chief Executive Officer
Thomas R. Sullivan	Chairman of the Board of Directors
Robert B. Kaminski, Jr.	Executive Vice President and Chief Operating Officer
Samuel G. Stone	Executive Vice President – Corporate Finance and Strategic Planning
Charles E. Christmas	Senior Vice President, Chief Financial Officer and Treasurer

Assumption of Firstbank Stock Awards and Plans

At the effective time of the Merger, the Company assumed Firstbank’s stock incentive plans, including the Firstbank Corporation 2006 Stock Compensation Plan.

Item 7.01.     Regulation FD Disclosure.

On June 2, 2014, Mercantile issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 hereto, and is incorporated by reference herein.

The information in this Item 7.01 (including the press release) is furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01     Other Events.

On June 2, 2014, Mercantile issued a letter to shareholders. The letter included, among other information, an announcement that Mercantile expects to make a dividend reinvestment plan available to shareholders after July 1, 2014. The letter to shareholders is attached as Exhibit 99.2 hereto, and is incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits.

(a)      Financial Statements of Businesses Acquired.

The Company intends to file the financial statements of Firstbank required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)      Pro Forma Financial Information.

The Company intends to file the pro forma financial information required by Item 9.01(b) as an amendment to this Current Report on Form 8-K not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(d)	Exhibits:

	2.1	Agreement and Plan of Merger dated August 14, 2013. Previously filed as Exhibit 2.1 to Mercantile Bank Corporation's Form 8-K filed on August 15, 2013 and incorporated herein by reference.

3.1

Text of Amendment to Articles of Incorporation of Mercantile Bank Corporation. Previously filed as Annex B to the Company’s Registration Statement on Form S-4 filed on September 17, 2013 and incorporated herein by reference.

	3.2	Articles of Incorporation of Mercantile Bank Corporation, as amended to date.

10.1

Employment Agreement with Thomas Sullivan dated August 14, 2013. Previously filed as Exhibit 10.2 to Mercantile Bank Corporation's Form 8-K filed on August 15, 2013 and incorporated herein by reference.

	10.2	Employment Agreement with Samuel Stone dated August 14, 2013. Previously filed as Exhibit 10.3 to Mercantile Bank Corporation's Form 8-K filed on August 15, 2013 and incorporated herein by reference.

	10.3	Firstbank Corporation 2006 Stock Compensation Plan.

	10.4	Form of Stock Option Agreement for Firstbank Corporation 2006 Stock Compensation Plan.

	99.1	Mercantile Bank Corporation Press Release dated June 2, 2014. This Exhibit is furnished to, and not filed with, the Commission.

	99.2	Letter to shareholders dated June 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 29, 2014	MERCANTILE BANK CORPORATION

	By	/s/ Charles E. Christmas
Charles E. Christmas Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Document

2.1	Agreement and Plan of Merger dated August 14, 2013. Previously filed as Exhibit 2.1 to Mercantile Bank Corporation’s Form 8-K filed on August 15, 2013 and incorporated herein by reference.

3.1

Text of Amendment to Articles of Incorporation of Mercantile Bank Corporation. Previously filed as Annex B to the Company’s Registration Statement on Form S-4 filed on September 17, 2013 and incorporated herein by reference.

3.2	Articles of Incorporation of Mercantile Bank Corporation, as amended to date.

10.1

Employment Agreement with Thomas Sullivan dated August 14, 2013. Previously filed as Exhibit 10.2 to Mercantile Bank Corporation’s Form 8-K filed on August 15, 2013 and incorporated herein by reference.

10.2	Employment Agreement with Samuel Stone dated August 14, 2013. Previously filed as Exhibit 10.3 to Mercantile Bank Corporation’s Form 8-K filed on August 15, 2013 and incorporated herein by reference.

10.3	Firstbank Corporation 2006 Stock Compensation Plan.

10.4	Form of Stock Option Agreement for Firstbank Corporation 2006 Stock Compensation Plan.

99.1	Mercantile Bank Corporation Press Release dated June 2, 2014. This Exhibit is furnished to, and not filed with, the Commission.

99.2	Letter to shareholders dated June 2, 2014.